Exhibit 99.1

TOYOTA
FINANCIAL SERVICES

Presentation Materials for Investors

February 2014

Disclaimer

[] This presentation includes certain "forward- looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking  statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities.  Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.  toyotafinancial. com) and SEC filings.  We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www. twitter. com/toyotafinancia  l). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U. S.  Private Securities Litigation R  eform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction.  Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[] Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC.
 Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[] This presentation is made to and directed only at (i) persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC)  as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons.  Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

[] This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada
Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation
dated 13 September 2013 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.
com/exchange/news/market-news/market-news-home.html.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.  toyotafinancial. com) and SEC filings.  We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.  twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Toyota's Global Businesses

[graphic omitted]

TMC Consolidated Financial Results

Net Revene
Operating Income
Net Income

Source: TMC FY2012 and FY2013 20-F and December 31, 2013 6-K

TMC Consolidated Balance Sheet

Current assets
Noncurrent finance receivables, net
Investment and other assets
Property, plant and equipment, net
Total Assets

Liabilities
Shareholders' equity
Total Liabilities and Shareholders' Equity

Source: TMC FY2012 and FY2013 20-F and December 31, 2013 6-K

Toyota Across the United States

[graphic omitted]

Source: Toyota Motor Corporation FY2011 and FY2012 Financial Summary

Toyota Motor Sales, USA

- TMS sold 2.23 million vehicles in 2013; its highest sales volume since 2007 and up 7.4% from 2012
  - Toyota division was the #1 US retail brand in 2013
  - Camry was the best-selling passenger car in America for the 12th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.2 million hybrids sold in the US and nearly 6 million worldwide[(1)]
  - 11 hybrid models[(2)], 1 plug-in model, and 1 EV model across the TMS line-up
- For 2014, TMS is launching 10 new or refreshed models. Recent and upcoming vehicle launches:

- 4Runner
- Corolla
- Highlander & HV
- RAV 4
- Tundra
- Scion tC
- Lexus IS
- Lexus RC / RC F

(1) As of December 2013
(2) Includes cars and light trucks

Source: TMS Reports

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2014 NHSTA 5 Star Overall Safety Rating 14 Toyota, Lexus and Scion models	2014 Consumer Reports Best New Car Value Toyota Prius	2014 Popular Mechanics 10 Best Cars and Trucks 2014 Lexus IS
NHTSA 2014 Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	Worlds Most Innovative Companies Toyota ranked 5th overall and the highest amongst automotive brands	Interbrand Best Brand in 2013 Toyota ranked 10th overall and the highest amongst automotive brands
2013 Edmunds Best Small Pickup Truck Toyota Tacoma	2013 Initial Quality Study Camry ranked no. 1	Kelly Blue Book's 10 Best Green Cars of 2013 Prius Plug-in & Avalon Hybrid

9

Toyota Motor Sales, USA (3)

Toyota Corolla S

Toyota Highlander

Toyota Motor Sales, USA (4)

Toyota FCV Concept

Toyota FT1 Concept

Toyota Motor Sales, USA (5)

Lexus RCF

Lexus LF-NX Concept

Toyota Financial Services

TFS Group Global Presence

[graphic omitted]

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Over 4.1  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's

[] Credit support agreement structure with TFSC/TMC(3)

(1) As of January 31, 2014
(2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

TMCC Products and Services

      Consumer                Dealer       Commercial
          Finance           Finance              Finance           Insurance
[] Retail         []  Wholesale        [] Forklift         []  Service Agreements
[] Lease          []  Real Estate      [] Hino Medium Duty []  Prepaid Maintenance
                  []  Working Capital  [] Retail           []  Guaranteed Auto
                  []  Revolving Credit [] Lease                Protection
                      Lines                                []  Excess Wear and Use
                                                           []  Tire and Wheel

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

[graphic omitted]

Recent TMCC Business Highlights

[] Celebrating 30 years of supporting Toyota/Lexus/Scion sales and enhancing customer relationships

[] In excess of $9.2   billion income before income taxes over the past 4
years(1)

[] Continuing the trend in 2013, TFS is the top U. S.  auto lender in all vehicles(2)

[] Strong market share continues to drive solid financing revenues and sales support

[] Low net charge-off  ratio driven by prudent underwriting standards and proactive servicing practices

[] High insurance penetration and growing insurance volume

(1) For the four year period from FY10 through FY13

(2) Source: AutoCount as of December 31, 2013

TMCC Earning Asset Composition

[graphic omitted]

Source: TMCC March 31, 2011 10-K, March 31, 2012 10-K, March 31, 2013 10-K and
December 31, 2013 10-Q

TMCC Financial Performance - Select Data

Total Financing Revenues
add: Other income
less: Interest Expense and Depreciation
Net Financing Revenues and Other Revenues

Source: TMCC March 31, 2013 10-K and TMCC December 31, 2013 10-Q

TMCC Financial Performance - Select Data

Over 60 Days Delinquent(1)
Allowance for Credit Losses(1)(2)
Net Credit Losses(3)

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy
Source: TMCC March 31,2013 10-K and TMCC December 31,2013 10-Q

TMCC Funding Programs

Exceptional Liquidity

[] A-1+/P-1    direct commercial paper program [] $18.4   billion committed
credit facilities(1) [] $5.3   billion short-term  investment portfolio  (2)

[] Over $60  billion in readily salable retail loan and lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark markets

[] Extensive inter-company  lending infrastructure

[] Credit support agreements: TMCC []TFSC  [] TMC

(1) As of December 31,, 2013
(2) Average balance for quarter ended December 31, 2013
Source:TMCC December 31,2013 10-Q

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class execution

TMCC FYTD14 Funding Overview

$17.0 billion of long term debt funded FYTD

[graphic omitted]

[] $13.5 billion in unsecured debt

[] $3.5 billion in secured debt (net of amount retained)

-- $1.4 billion comprised of public term secured funding (net of amount retained)

As of February 1, 2014
Source:Company Reports

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

By Currency

[graphic omitted]

As of December 31, 2013
Source:Company Reports

Funding Flexibility And Responsiveness

[graphic omitted]

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of February 1, 2014
(3) Percentages may not add to 100% due to rounding
Source:Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading  in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning and Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses

-- Identification and minimization of least desirable segments

-- Ongoing focus on Toyota and Lexus business

[] Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth

-- Emphasis on early intervention

-- Reinforcement of strong compliance management system

[graphic omitted]

Note 1 -- Delinquency is 30+ day delinquencies as a percentage of receivables outstanding
Note 2 -- Credit loss is annual net credit loss as a percentage of receivables outstanding

Credit Results*

[] Retail loan credit performance has shown significant improvement
    --Portfolio-level performance trends show general improvement
    --Recent vintage outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

[graphic omitted]

* Abbreviated for presentation purposes

Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience(1)

[graphic omitted]

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company Reports

Performance - Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)(1)

[graphic omitted]

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.

(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4) Includes bankrupt repossessions but excludes bankruptcies.

(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any
proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.
Source: Company Reports

Origination Profile

TMCC Retail Auto Loan Originations

[graphic omitted]

(1) As of December 31, 2013
(2) Percentages may not add to 100% due to rounding

Source: Company Reports

Origination Characteristics

[graphic omitted]

*As of December 31,2013

Source: Company Reports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(1)

[graphic omitted]

(1) Abbreviated for presentation purposes

Source: Company Reports

TAOT Deal Performance

As of January 15, 2014 Payment Date

[graphic omitted]

 T r a n s a c t i o n I n i t i a l E L
 ===================== ================= ===
 TAOT 2010-A                  1.25%
 ==== ================ ================= ===
 TAOT 2010-B                  1.25%
 ==== ================ ================= ===
 TAOT 2010-C                    1.15%
 ---- ---------------- ----------------- ---
 TAOT 2011-A                    1.15%
 ==== ================ ================= ===
 TAOT 2011-B                 0.85%
 ==== ================ ================= ===
 TAOT 2012-A                 0.70%
 ==== ================ ================= ===
 TAOT 2012-B                 0.5 0%
 ==== ================ ================= ===
 TAOT 2013-A                 0.5 0%
 ==== ================ ================= ===
 TAOT 2013-B                 0.4 0%
 ==== ================ ================= ===

Source: Company Reports

Sales and Trading Update

Commercial Paper Programs Highlights

[] A-1+/P-1    Direct Commercial Paper Programs

-- 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI) -- $13.0 billion multi-party  committed credit facilities -- $5.4 billion bilateral committed credit facilities -- $26.6 billion USCP combined average outstanding for TMCC and TCPR

-- Over 600 diverse institutional investors

[] State and local municipalities

[] Large corporations

[] Pension and retirement funds

[] Financial institutions

[] Money managers and mutual fund companies

-- Rates are posted daily on Bloomberg DOCP screen

Source: TMCC December 31, 2013 10-Q

TOYOTA
FINANCIAL SERVICES